Exhibit 99.1

Nuclear Waste Disposal Innovator Deep Isolation Appoints Renée Hornbaker to Board of Directors

BERKELEY, CA, October 21, 2025 – Deep Isolation Nuclear, Inc. (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today announced the appointment of Renée Hornbaker to its Board of Directors, effective immediately.

Ms. Hornbaker brings more than four decades of corporate leadership experience to Deep Isolation. In her roles as C-suite leader and CFO for both public and private companies, Renee has proven to be a strategic business leader with extensive experience delivering growth, business transformation, and profit improvement. Ms. Hornbaker is a CPA, Audit Committee Financial Expert, and Director Certified by the National Association of Corporate Directors (NACD). During her career, Ms. Hornbaker served as CFO at Stream Energy, Shared Technologies, and Flowserve Corporation, where she also served as Vice President of Business Development and Information Technologies. Ms. Hornbaker began her career with the audit practice of Deloitte.

Renée Hornbaker

“We welcome Renée to the Deep Isolation board,” said Rod Baltzer, President & CEO of Deep Isolation. “Renée’s vast experience with high-tech global businesses in the energy and industrial sectors, combined with her strong background in accounting, audit and regulatory oversight will be invaluable to Deep Isolation. We believe Renée’s extensive track record of overseeing successful business transformations will be instrumental as Deep Isolation works toward deploying its innovative nuclear waste storage and disposal solutions globally.”

“It’s an honor to join Deep Isolation as it embarks on a mission to deliver a safe, scalable, and cost-effective solution for nuclear waste disposal,” said Renée Hornbaker, newly appointed board member. “I see a tremendous opportunity for Deep Isolation as nuclear energy expands rapidly around the world and the need for permanent storage and disposal of nuclear waste grows with it. I look forward to working with the Deep Isolation team as they continue to execute against their strategy.”

Ms. Hornbaker currently serves on the boards of Eastman Chemical Company, Freeman Company, and Berry Corporation, where she serves as Board Chair. She earned an MBA with Beta Gamma Sigma Honors and BA from Indiana University in Bloomington, Indiana. She has earned credentials from NACD including board leadership fellow, director certified, cybersecurity board oversight, and climate oversight and is chair emeritus of the NACD North Texas Chapter. Ms. Hornbaker has been recognized for her governance expertise and business leadership as an outstanding director, including NACD’s 2023 Private Company Director of the Year and outstanding CFO.

Deep Isolation is revolutionizing the nuclear waste disposal industry through its innovative deep borehole technology, delivering a safe, scalable, and cost-effective solution for permanent nuclear waste disposal. The Company’s proprietary solution will place corrosion-resistant canisters containing nuclear waste in deep boreholes over one kilometer below the Earth’s surface, utilizing proven directional drilling technology to provide permanent isolation at a fraction of the cost of traditional mined repositories.

# # #

About Deep Isolation

Deep Isolation is the first company to commercialize nuclear waste disposal in deep boreholes. It offers a uniquely tailored solution to help countries complete the necessary steps to dispose of their nuclear waste inventories. With 87 patents issued to date, Deep Isolation’s technology leverages proven drilling practices to safely isolate waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System (UCS) was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency-Energy (ARPA-E) and is engineered to support integrated management of spent fuel and high-level waste from advanced reactors across storage, transportation and eventual disposal.

For more information, visit: https://www.deepisolation.com

Media Contact:

Sophie McCallum

media@deepisolation.com

Investor Contact:

Caldwell Bailey

InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards; our  failure to manage our growth effectively or to execute our business plan; a failure to sustain and expand relationships with governmental entities and strategic partners; failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property, failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement;  political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceeds that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Current Report on Form 8-K dated July 23, 2025 filed with the SEC on July 28, 2025 and in subsequent filings with the SEC. The Company’s SEC filings are available free of charge at www.sec.gov filed or upon written request to Deep Isolation Nuclear at InvestorRelations@deepisolation.com.

3